                                                                      EXHIBIT 11


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 11 to Registration Statement No. 33-49554 of CitiFunds Institutional Trust (formerly known as Landmark Institutional Trust) of our reports each dated October 6, 1997 appearing in the annual reports to shareholders for the year ended August 31, 1997 of CitiFunds Institutional U.S. Treasury Reserves (a separate series of CitiFunds Institutional Trust) and U.S. Treasury Reserves Portfolio, and CitiFunds Institutional Tax Free Reserves (a separate series of CitiFunds Institutional Trust) and Tax Free Reserves Portfolio, and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 23, 1997

                                                                     EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 11 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust (formerly Landmark Institutional Trust) of our report dated October 6, 1997, relating to the financial statements and financial highlights of CitiFunds Institutional Liquid Reserves (formerly Landmark Institutional Liquid Reserves) appearing in the August 31, 1997 Annual Report to CitiFunds Institutional Liquid Reserves (formerly Landmark Institutional Liquid Reserves) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Condensed Financial Information" in the Prospectus under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


/s/ Price Waterhouse LLP
    Price Waterhouse LLP
Boston, Massachusetts
December 23, 1997

                                                                     EXHIBIT 11

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 11 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Institutional Trust (formerly Landmark Institutional Trust) of our report dated October 6, 1997, relating to the financial statements and financial highlights of Cash Reserves Portfolio appearing in the August 31, 1997 Annual Report of CitiFunds Institutional Liquid Reserves (formerly Landmark Institutional Liquid Reserves) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Independent Accountants and Financial Statement" in the Statement of Additional Information.


/s/ Price Waterhouse
Chartered Accountants
Toronto, Ontario
December 23, 1997